Exhibit 99.2

More information:

Torrey Martin

SVP, Communications and Corporate Development

203.956.8746

tmartin@affiniongroup.com

AFFINION GROUP HOLDINGS, INC. ANNOUNCES

PRELIMINARY RESULTS OF CONSENT SOLICITATIONS; MINIMUM TENDER

CONDITIONS NOT YET SATISFIED

STAMFORD, Conn., October 15, 2015 – Affinion Group Holdings, Inc. (“Affinion Holdings” and, together with its subsidiaries, the “Company”) announced today that as of 11:59 p.m., New York City time, on October 14, 2015 (the “Consent Time”), holders of the two series of notes listed in the table below (together, the “Existing Notes”) had validly tendered and not withdrawn the aggregate principal amount of notes set forth below in connection with the previously announced private exchange offers (the “Exchange Offers”) and consent solicitations (the “Consent Solicitations”) for each series of Existing Notes:

Issuer	Series of Existing Notes	Principal Amount Tendered	Approximate Percentage Tendered
Affinion Holdings	13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018	$231,075,161	88.7%
Affinion Investments, LLC	13.50% Senior Subordinated Notes due 2018	$336,109,820	93.4%

As of the Consent Time, the Company had received the required consents to amend the indentures governing the Existing Notes pursuant to the Consent Solicitations. However, such amendments to the indentures will not become operative unless and until the conditions of the Exchange Offers described below are fulfilled and the Exchange Offers are consummated.

Consummation of the Exchange Offers is conditioned upon, among other things:

•	the valid tender and acceptance of at least 95% of each series of Existing Notes; and

•	the prior or concurrent consummation of the previously announced rights offering (the “Rights Offering”).

The Exchange Offers are scheduled to expire at 11:59 p.m., New York City time, on October 27, 2015 (as such date and time may be extended or earlier terminated, the “Expiration Time”).

The Exchange Offers are being made solely to (i) holders who are “qualified institutional buyers,” (ii) holders who are institutional “accredited investors” and (iii) holders who are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (such eligible holders are referred to herein as “Eligible Holders”) upon the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement (the “Offering Memorandum”) and the related letter of transmittal and consent (the “Letter of Transmittal”). Only holders who certify to their status as “qualified institutional buyers,” institutional “accredited investors” or non-“U.S. persons,” each as defined under the Securities Act, and are Eligible Holders may receive copies of the Offering Memorandum and Letter of Transmittal and participate in the Exchange Offers. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Offering Memorandum and Letter of Transmittal, should contact the Information and Exchange Agent for the Exchange Offers, Prime Clerk LLC, at (855) 650-7243 (Toll-Free), (917) 877-5964 (Dealers and Brokers) or affinionoffers@primeclerk.com.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers are being made and the new securities offered pursuant thereto (the “New Securities”) are being offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act. The New Securities have not been registered under the Securities Act or under any state securities laws, and the New Securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal. The Exchange Offers and the issuance of the New Securities are being made only pursuant to the terms and subject to the conditions set forth in the Offering Memorandum and the Letter of Transmittal.

This press release is directed only at persons who (i) are outside the United Kingdom or (ii) have professional experience in matters relating to investments falling within article 19(5) of the United Kingdom Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) are persons falling within article 49(2)(a)-(d) (“High net worth companies, unincorporated associations etc.”) of the Order or (iv) to whom this press release may otherwise be directed without contravention of section 21 of the Financial Services and Markets Act 2000 (all such persons together being referred to as “relevant persons”). This press release must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this press release relates is available only to relevant persons and will be engaged in only with relevant persons.

In member states of the European Economic Area, this press release is directed only at persons who are “qualified investors” within the meaning of article 2(1)(e) of Directive 2003/71/EC (the “Prospectus Directive”) (“Qualified Investors”). This press release is an advertisement for the purposes of applicable measures implementing the Prospectus Directive.

About Affinion Group

As a global leader with 40 years of experience, Affinion Group enhances the value of its partners’ customer relationships by developing and marketing loyalty solutions. Leveraging its expertise in customer engagement, product development and targeted marketing, Affinion Group provides programs in subscription-based lifestyle services, personal protection, insurance and other areas to help generate increased customer loyalty and significant incremental revenue for more than 5,500 marketing partners worldwide, including many of the largest and most respected companies in financial services, retail, travel, and Internet commerce. Based in Stamford, CT, Affinion Group has approximately 3,700 employees and has marketing capabilities in 19 countries globally. For more information, visit www.affinion.com.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, the completion of the proposed Exchange Offers, discussions regarding industry outlook, Affinion Group, Inc.’s (“Affinion Group”) expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2015 and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on Affinion Group’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, Affinion Holdings’ and Affinion Group’s substantial leverage, restrictions contained in their respective debt agreements, Affinion Group’s inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings and Affinion Group with the SEC, including Affinion Holdings’ and Affinion Group’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Affinion Holdings’ and Affinion Group’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, none of Affinion Holdings, Affinion Group, Affinion International Holdings Limited, Affinion Investments, LLC or Affinion Investments II, LLC undertakes any obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.

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